UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a -12

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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[ ]	Fee paid previously with preliminary materials.
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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was
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EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

December 24, 2007

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the ‘‘Fund’’), which will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, February 29, 2008 at 1:30 P.M. (Boston time).

     At this meeting you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held Friday, February 29, 2008

     The Annual Meeting of Shareholders of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund, a Massachusetts business trust (the ‘‘Fund’’), will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, February 29, 2008 at 1:30 P.M. (Boston time), for the following purposes:

1. To elect three Class I and two Class II Trustees of the Fund.

2. To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.

     The Board of Trustees has fixed the close of business on December 14, 2007 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments or postponement(s) thereof.

December 24, 2007 Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense to the Fund of further solicitations by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the ‘‘Fund’’), to be held February 29, 2008, for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about December 24, 2007.

     The Board of Trustees of the Fund has fixed the close of business on December 14, 2007 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponement(s) thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of December 14, 2007, there were 14,519,257 Common Shares of beneficial interest, $.01 par value per share (‘‘Common Shares’’) and 5,800 Auction Preferred Shares, $.01 par value per share, liquidation preference $25,000 per share (‘‘APS’’), of the Fund outstanding. As of such date, to the Fund’s knowledge, (i) no shareholder beneficially owned more than 5% of the outstanding shares of the Fund; and (ii) the Trustees and executive officers of the Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

PROPOSAL 1. ELECTION OF TRUSTEES

     The Fund’s Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. The Board will fix the appropriate number of Trustees from time to time. The Fund’s Agreement and Declaration of Trust further provides that the Board of Trustees shall be divided into three classes. The term of office of the Class I Trustees expires on the date of the 2008 Annual Meeting, and the term of office of the Class II and Class III Trustees will expire one and two years thereafter, respectively. Accordingly, two current Class I Trustees are proposed for election. In addition, the Board has nominated Allen R. Freedman for election as a Class I Trustee and Thomas E. Faust Jr. for election as a Class II Trustee and Heidi L. Steiger, who was appointed by the Board as a Class II Trustee effective April 23, 2007, for election as a Class II Trustee. Class I Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term and Mr. Faust and Ms. Steiger will be elected to serve until 2009, to coincide with the term of office of their Class. An effect of staggered terms is to limit the ability of entities or persons to acquire control of the Fund.

     Proxies will be voted for the election of the following Trustee nominees: Benjamin C. Esty, Allen R. Freedman and Lynn A. Stout all Class I nominees, and for Thomas E. Faust Jr. and Heidi L. Steiger both Class II nominees. Mr. Esty will be elected solely by the holders of the Fund’s APS. Each nominee, with the exception of Messrs. Faust and Freedman, is currently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend. No nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to the Fund.

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     The other Class II Trustee serving until the 2009 Annual Meeting is William H. Park. The Class III Trustees serving until the 2010 Annual Meeting are Ronald A. Pearlman, Norton H. Reamer and Ralph F. Verni.

     The nominees for Class I and Class II Trustee and the Fund’s current remaining Class II and Class III Trustees and their principal occupations for at least the last five years are as described below.

TRUSTEES
Number of
		Term of		Portfolios
		Office and		in Fund	Other
	Position(s)	Length of		Complex	Directorships
	Held with	Time	Principal Occupations	Overseen	Held by
Name, Address and Age(1)	Fund	Served	During Past Five Years	by Trustee(2)	Trustee

CLASS I AND CLASS II TRUSTEES NOMINATED FOR ELECTION
Noninterested Trustees
Benjamin C. Esty (A)	Class I	Until 2008.	Roy and Elizabeth Simmons Pro-	176	None
DOB: 1/2/63	Trustee	3 years.	fessor of Business Administra-
		Trustee	tion, Harvard University Graduate
		since	School of Business Administra-
		2005.	tion (since 2003). Formerly, Asso-
ciate Professor, Harvard
University Graduate School of
Business Administration (2000-
2003).

Lynn A. Stout	Class I	Until 2008.	Paul Hastings Professor of Cor-	176	None
DOB: 9/14/57	Trustee	3 years.	porate and Securities Law, Uni-
		Trustee	versity of California at Los
		since	Angeles School of Law.
2004.

Heidi L. Steiger	Class II	Until 2009.	President, Lowenhaupt Global	173	Director of
DOB: 7/8/53	Trustee	1 year.	Advisors, LLC (global wealth		Nuclear Elec-
		Trustee	management firm) (since 2005).		tric Insurance
		since	Formerly, President and Contrib-		Ltd. (nuclear
		2007.	uting Editor, Worth Magazine		insurance pro-
			(2004). Formerly, Executive Vice		vider) and
			President and Global Head of Pri-		Aviva USA
			vate Asset Management (and vari-		(insurance
			ous other positions), Neuberger		provider)
Berman (investment firm)
(1986-2004).

NOMINATED FOR ELECTION AS CLASS I AND CLASS II TRUSTEES
Noninterested Trustee
Allen R. Freedman(3)	Class I	Until 2008.	Former Chairman and Chief	175	Director of
DOB: 4/3/40	Trustee	3 years.	Executive Officer of Assurant,		Assurant, Inc.
			Inc. (insurance provider) (1978-		and Stonemor
			2000). Formerly, a Director of		Partners, L.P.
			Loring Ward International (fund		(owner and
			distributor) (2005-2007).		operator of
cemeteries)

2

Number of
		Term of		Portfolios
		Office and		in Fund	Other
	Position(s)	Length of		Complex	Directorships
	Held with	Time	Principal Occupations	Overseen	Held by
Name, Address and Age(1)	Fund	Served	During Past Five Years	by Trustee(2)	Trustee

Interested Trustee
Thomas E. Faust Jr.(4)	Class II	Until 2009.	Chairman of Eaton Vance Corp.	172	Director of
DOB: 5/31/58	Trustee	1 year.	(‘‘EVC’’), President Eaton Vance,		EVC
	and Vice	Vice Presi-	Inc. (‘‘EV’’), Chief Executive Offi-
	President	dent since	cer and President of EVC, Boston
		2004.	Management and Research
(‘‘BMR’’) and Eaton Vance Man-
agement (‘‘EVM’’ or ‘‘Eaton
Vance’’) and Director of Eaton
Vance Distributors, Inc. (‘‘EVD’’).
Trustee and/or officer of 175 reg-
istered investment companies
and 5 private investment compa-
nies managed by Eaton Vance or
BMR. Mr. Faust is an interested
person because of his positions
with BMR, Eaton Vance, EVC,
EVD, and EV, which are affiliates
of the Fund.

CLASS II AND CLASS III TRUSTEES
Noninterested Trustees
William H. Park	Class II	Until 2009.	Vice Chairman, Commercial	176	None
DOB: 9/19/47	Trustee	3 years.	Industrial Finance Corp. (spe-
		Trustee	cialty finance company) (since
		since	2006). Formerly, President and
		2004.	Chief Executive Officer, Prizm
Capital Management, LLC (invest-
ment management firm) (2002-
2005).

Ronald A. Pearlman	Class III	Until 2010.	Professor of Law, Georgetown	176	None
DOB: 7/10/40	Trustee	3 years.	University Law Center.
Trustee
since
2004.

Norton H. Reamer (A)	Class III	Until 2010.	President, Chief Executive Officer	176	None
DOB: 9/21/35	Trustee	3 years.	and Director of Asset Manage-
		Trustee	ment Finance Corp. (a specialty
		since	finance company serving the
		2004.	investment management industry)
(since October 2003). President,
Unicorn Corporation (an invest-
ment and financial advisory serv-
ices company) (since September
2000). Formerly, Chairman and
Chief Operating Officer, Hellman,
Jordan Management Co., Inc. (an
investment management com-
pany) (2000-2003). Formerly,
Advisory Director of Berkshire
Capital Corporation (investment
banking firm) (2002-2003).

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Number of
		Term of		Portfolios
		Office and		in Fund	Other
	Position(s)	Length of		Complex	Directorships
	Held with	Time	Principal Occupations	Overseen	Held by
Name, Address and Age(1)	Fund	Served	During Past Five Years	by Trustee(2)	Trustee

Ralph F. Verni	Chairman	Until 2010.	Consultant and private investor.	176	None
DOB: 1/26/43	of the	3 years.
	Board	Trustee
	and	since 2005
	Class III	and Chair-
	Trustee	man of
the Board
since 2007.

(1)	The business address of each Trustee and nominee for Trustee is The Eaton Vance Building, 255 State
Street, Boston, Massachusetts 02109.
(2)	Includes both master and feeder funds in a master-feeder structure.
(3)	Nominated for election as a Class I Trustee at the February 29, 2008 shareholder meeting.
(4)	Nominated for election as a Class II Trustee at the February 29, 2008 shareholder meeting.
(A)	APS Trustee.

Interested Trustee

     Thomas E. Faust Jr. is an ‘‘interested person’’ (as defined in the Investment Company Act of 1940 (the ‘‘1940 Act’’)) by reason of his affiliations with EVM, the Fund’s investment adviser, and EVC, a publicly-held holding company, which owns all the outstanding shares of EVM and of EVM’s trustee, EV. (EVM, EVC, and their affiliates are sometimes referred to collectively as the ‘‘Eaton Vance Organization’’.) Mr. Faust holds a position with other Eaton Vance affiliates that is comparable to his position with Eaton Vance listed above.

Election of Trustees by APS and Common Shares

     Under the terms of the Fund’s By-Laws, as amended (the ‘‘By-Laws’’), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of the Fund (identified by an ‘‘(A)’’ after their names in the table above). Simply stated, the APS Trustees are only elected by the holders of the Fund’s APS. Holders of Common Shares do not vote on the election of APS Trustees. Benjamin C. Esty has been nominated for election by the holders of the APS. The ByLaws further provide for the election of the nominees named above by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative. Shareholders do not have appraisal rights with the proposal in this proxy statement. The Trustees of the Fund shall be elected by the affirmative vote of a plurality of the shares of the Fund entitled to vote.

Share Ownership By Trustee

     The following table shows the dollar range of shares beneficially owned in the Fund and in all Eaton Vance funds by each Trustee and nominee for Trustee:

Aggregate Dollar Range of Equity
	Dollar Range of	Securities in all Eaton Vance
Name of Trustee	Fund Shares Held†	Funds Overseen by Trustee†

Interested Trustee
Thomas E. Faust Jr.	None	Over $100,000
Noninterested Trustees
Benjamin C. Esty	None	Over $100,000
Allen R. Freedman	None	Over $100,000
William H. Park	None	Over $100,000
Ronald A. Pearlman	None	Over $100,000
Norton H. Reamer	None	Over $100,000
Heidi L. Steiger	None	$50,001 - $100,000
Lynn A. Stout	None	Over $100,000*
Ralph F. Verni	None	Over $100,000

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

Figures are as of December 14, 2007.

4

Board Meetings and Committees

     During the Fund’s fiscal year ended October 31, 2007, the Trustees of the Fund met eleven times. The Board of Trustees has three formal standing committees, an Audit Committee, a Special Committee and a Governance Committee. The Audit Committee met six times, the Special Committee met twelve times and the Governance Committee met six times during such period. Each Trustee attended at least 75% of the Board and Committee meetings on which he or she serves. None of the Trustees attended the Fund’s 2007 Annual Meeting of Shareholders.

     The Audit, Special and Governance Committees of the Board of Trustees of the Fund are each comprised of Trustees who are not ‘‘interested persons’’ as that term is defined under the 1940 Act (‘‘Independent Trustees’’). The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

     Messrs. Reamer (Chair), Park and Verni and Mmes. Steiger and Stout serve on the Audit Committee of the Board of Trustees of the Fund, such Audit Committee being established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Each Audit Committee member is independent under applicable listing standards of the New York Stock Exchange. The purposes of the Audit Committee are to: (i) oversee the Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and (vi) prepare such Audit Committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the Annual Meeting of Shareholders of the Fund. The Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which, without appendices, is attached as Exhibit A. The Audit Committee’s Report is set forth below under ‘‘Additional Information’’. The Board of Trustees of the Fund has designated Messrs. Park and Reamer as the Fund’s Audit Committee financial experts.

     Messrs. Verni (Chair), Esty, Park, Pearlman and Reamer serve on the Special Committee of the Board of Trustees of the Fund. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of the Fund’s service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or its shareholders; and (iii) any other matter appropriate for review by the Independent Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

     Mmes. Stout (Chair) and Steiger and Messrs. Esty, Park, Pearlman, Reamer and Verni serve on the Governance Committee of the Board of Trustees of the Fund. Each Governance Committee member is independent under applicable listing standards of the New York Stock Exchange. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and a Chairperson of the Board and the compensation of Independent Trustees.

     The Fund’s Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is attached as Exhibit B, but is not available on Eaton Vance’s website. The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Fund who submit recommendations in accordance with the procedures described in the Committee’s charter. In no event shall the Governance Committee consider as a can-

5

didate to fill any vacancy an individual recommended by management of the Fund, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for Independent Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position, and is received in a sufficiently timely manner. The Governance Committee’s procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund wishing to recommend such candidates for consideration by the Governance Committee and the qualifications the Governance Committee will consider, are set forth in Appendix A to the Committee’s charter.

Communications with the Board

     Shareholders wishing to communicate with the Board may do so by sending a written communication to any Chairperson of the Board, the Chairperson of any of the Audit Committee, Special Committee or Governance Committee or to the Independent Trustees as a group, at the following address: The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, - the Secretary of the Fund.

Remuneration of Trustees

     The fees and expenses of those Trustees of the Fund who are not members of the Eaton Vance Organization will be paid by the Fund. For the fiscal year ended October 31, 2007 the Trustees of the Fund earned the compensation set forth below in their capacities as Trustees of the Fund. For the calendar year ended December 31, 2006, the Trustees earned the compensation set forth below in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

		Total
	Aggregate	Compensation
	Compensation	From Fund and
Name of Trustee	from Fund(2)	Fund Complex

Benjamin C. Esty	$2,556	$185,000
William H. Park	2,545(3)	185,000(4)
Ronald A. Pearlman	2,116	185,000
Norton H. Reamer	2,727	195,000
Heidi L. Steiger(1)	1,274	185,000
Lynn A. Stout	2,757(5)	195,000(6)
Ralph F. Verni	2,899(7)	185,000(8)

(1) As of December 14, 2007, the Eaton Vance fund complex consisted of 176 registered investment companies or series thereof. Ms. Steiger was appointed as Trustee on April 23, 2007, and thus the compensation figures listed for the Fund and Fund Complex are estimated for the calendar year ended December 31, 2006 based on amounts she would have received if she had been a Trustee for the 2006 calendar year.
(2) Compensation data is based on amounts actually paid for the period from November 1, 2006 through September
30, 2007 and on an estimate of the compensation due for the month of October 2007.
(3) Includes $1,242 of deferred compensation.
(4) Includes $133,680 of deferred compensation.
(5) Includes $707 of deferred compensation.
(6) Includes $45,000 of deferred compensation.
(7) Includes $1,761 of deferred compensation.
(8) Includes $92,500 of deferred compensation.

     Trustees of the Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the ‘‘Trustees’ Plan’’). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Fund Complex, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the Fund’s assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

     The Board of Trustees recommends that shareholders vote FOR the election of the three Class I Trustee nominees and two Class II Trustee nominees.

6

NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027.

ADDITIONAL INFORMATION

Audit Committee Report

     The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as modified or supplemented. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the independent registered public accounting firm their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for the Fund’s fiscal year ended October 31, 2007 for filing with the Securities and Exchange Commission. As mentioned, the Audit Committee is currently comprised of Messrs. Reamer (Chair), Park and Verni and Mmes. Steiger and Stout.

Auditors, Audit Fees and All Other Fees. Deloitte & Touche LLP (‘‘Deloitte’’), 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Fund. Deloitte is expected to be present at the Annual Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Representatives of Deloitte will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The following table presents the aggregate fees billed to the Fund for the fiscal year ended October 31, 2007 and for the periods from April 1, 2005 through March 31, 2006, and from April 1, 2006 through October 31, 2006 by the Fund’s independent registered public accounting firm for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during this period.

Fiscal Period Ended	3/31/06(1)	10/31/06(2)	10/31/07

Audit Fees	$65,120	$67,720	$70,220
Audit-Related Fees(3)	3,640	3,675	3,785
Tax Fees(4)	8,400	9,620	9,957
All Other Fees(5)	—	—	—
Total	$77,160	$81,015	$83,962

(1) For the period from April 1, 2005 to March 31, 2006.
(2) For the period from the Fund’s change in fiscal year end April 1, 2006 to October 31, 2006.
(3) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the
Fund’s APS.
(4) Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(5) All other fees consist of the aggregate fees billed for products and services provided by the Fund’s independent registered public accounting firm other than audit, audit-related, and tax services.

     No services described in the table above were approved by the Fund’s Audit Committee pursuant to the ‘‘de minimis exception’’ set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

     The Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the ‘‘Pre-Approval Policies’’). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the

7

proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Fund’s Audit Committee at least annually. The Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

     The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Fund by the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended October 31, 2007 and for the periods from April 1, 2005 through March 31, 2006, and from April 1, 2006 through October 31, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance Organization by the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended October 31, 2007 and for the periods from April 1, 2005 through March 31, 2006, and from April 1, 2006 through October 31, 2006.

Fiscal Period Ended	3/31/06(1)	10/31/06(2)	10/31/07

Fund	$ 12,040	$13,295	$ 13,742
Eaton Vance(3)	$140,600	$58,500	$286,446

(1) For the period from April 1, 2005 to March 31, 2006.
(2) For the period from the Fund’s change in fiscal year end April 1, 2006 to October 31, 2006.
(3) The Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of EVC.

     The Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Fund

     The officers of the Fund and their length of service are set forth below, except for officers who also serve as Trustee. The officers of the Fund hold indefinite terms of office. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Fund will benefit from the advisory fee paid by the Fund to Eaton Vance. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Term of
	Position(s)	Office and
	Held	Length of	Principal Occupations
Name, Address and Age(1)	with Fund	Time Served	During Past Five Years(2)

Duncan W. Richardson	President	Since 2004	Executive Vice President and Chief Equity Investment
DOB: 10/26/57			Officer of EVC, Eaton Vance and BMR. Officer of 80
registered investment companies managed by Eaton
Vance or BMR.

Aamer Khan	Vice President	Since 2005	Vice President of Eaton Vance and BMR. Officer of 32
DOB: 06/7/60			registered investment companies managed by Eaton
Vance or BMR.

Thomas H. Luster	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of 48
DOB: 04/8/62			registered investment companies managed by Eaton
Vance or BMR.

Michael R. Mach	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of 54
DOB: 07/15/47			registered investment companies managed by Eaton
Vance or BMR.

8

Term of
	Position(s)	Office and
	Held	Length of	Principal Occupations
Name, Address and Age(1)	with Fund	Time Served	During Past Five Years(2)

Judith A. Saryan	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of 53
DOB: 08/21/54			registered investment companies managed by Eaton
Vance or BMR.

Barbara E. Campbell	Treasurer	Since 2005	Vice President of Eaton Vance and BMR. Officer of 176
DOB: 06/19/57			registered investment companies managed by Eaton
Vance or BMR

Maureen A. Gemma	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of Eaton
DOB: 05/24/60			Vance and BMR. Officer of 176 registered investment
companies managed by Eaton Vance or BMR.

Paul M. O’Neil	Chief Compli-	Since 2004	Vice President of Eaton Vance and BMR. Officer of 176
DOB: 07/11/53	ance Officer		registered investment companies managed by Eaton
Vance or BMR.

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109.
(2) Includes both master and feeder funds in a master-feeder structure.

Investment Adviser and Administrator

     Eaton Vance Management with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to the Fund.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, PFPC Inc., or by broker-dealer firms. The expenses associated with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by Eaton Vance personnel, by PFPC Inc., or by broker-dealer firms, in person, or by telephone or by facsimile will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $42,438.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the meeting but which have not been voted, will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposal 1.

     In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of the Fund in favor of the Proposal set forth in the Notice of this meeting are not received by February 29, 2008, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of

9

any such additional solicitation and of any adjourned session will be borne by the Fund. If any of the nominees are not elected by shareholders, the current Trustees may consider other courses of action.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of the copies of the forms received by the Fund, all of the Trustees and officers of the Fund, Eaton Vance and its affiliates, and any person who owns more than ten percent of the Fund’s outstanding securities have made all filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Fund for the Fund’s fiscal year ended October 31, 2007.

     The Fund will furnish without charge a copy of its most recent Annual and Semiannual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund - PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710.

SHAREHOLDER PROPOSALS

     To be considered for presentation at the Fund’s 2009 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office - the Secretary of the Fund no later than August 27, 2008. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office - the Secretary of the Fund no later than December 2, 2008 and no earlier than November 2, 2008. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

December 24, 2007

10

EXHIBIT A EATON VANCE FUNDS AUDIT COMMITTEE CHARTER

I.	Composition of the Audit Committee. The Audit Committee of each registered investment com-
pany sponsored by Eaton Vance Management (each a ‘‘Fund’’) shall be comprised of at least three
Trustees of the Board. All members of the Audit Committee shall be Trustees who are not ‘‘inter-
ested persons’’ (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an ‘‘Independent Trustee’’ and collectively, the ‘‘Independent Trustees’’). The members of the Audit Committee shall consist of the Chairperson of the Board of Trustees and such other Independent Trustees as may be appointed by the Board, which shall also determine the number and term of such members. Each member of the Audit Committee shall have been determined by the Board of Trustees to have no material relationship that would interfere with the exercise of his or her independent judgment.
No member of the Audit Committee shall receive any compensation from a Fund except compen-
sation for service as a member or Chairperson of the Board of Trustees or of a committee of the
Board. Each member of the Audit Committee shall also satisfy the applicable Audit Committee membership requirements imposed under the rules of the American Stock Exchange and New
York Stock Exchange (and any other national securities exchange on which a Fund’s shares are listed), as in effect from time to time, including with respect to the member’s former affiliations or employment and financial literacy. At least one member of the Audit Committee must have the accounting or related financial management expertise and financial sophistication required under applicable rules of the American Stock Exchange and New York Stock Exchange. Unless it deter-
mines that no member of the Audit Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board of Trustees will identify one (or in its discretion, more than one) member of the Audit Committee as an audit committee financial expert. A Chair-
person of the Audit Committee shall be appointed by the Board of Trustees on the recommen-
dation of the Governance Committee.

II.	Purposes of the Audit Committee. The purposes of the Audit Committee are to:

1.	oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;

2.	oversee or, as appropriate, assist Board oversight of the quality and integrity of the Funds’
financial statements and the independent audit thereof;

3.	oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits;

4.	approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accountants (‘‘independent auditors’’), and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;

5.	evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and

6.	prepare such audit committee reports consistent with the requirements of Rule 306 of
Regulation S-K for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

A-1

The primary function of the Audit Committee is oversight. The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, and nothing in this charter shall be construed to reduce the responsibilities or liabilities of man-
agement or the Funds’ service providers, including the independent auditors. It is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, management is responsible for: (1) the preparation, presentation and integ-
rity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over finan-
cial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Audit Committee. In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

III.	Meetings of the Audit Committee. Meetings of the Audit Committee shall be held at such times
(but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the
Chairperson of the Board of Trustees, the Committee or the Chairperson of the Committee. The
Audit Committee shall set its agenda and the places and times of its meetings. The Audit Com-
mittee may meet alone and outside the presence of management personnel with any auditor of a
Fund, and shall periodically meet separately with management, with internal auditors (or other personnel responsible for internal control of financial reporting), with any independent auditors rendering reports to the Audit Committee or the Board of Trustees and with legal counsel. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Audit Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

IV.	Duties and Powers of the Audit Committee. To carry out its purposes, the Audit Committee shall have the following duties and powers with respect to each Fund:

1.	To meet to review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (includ-
ing the Fund’s specific disclosures under the item ‘‘Management’s Discussion of Fund
Performance’’).

2.	To consider the results of the examination of the Fund’s financial statements by the independent auditors, the independent auditors’ opinion with respect thereto, and any management letter issued by the independent auditors.

3.	To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund’s financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.

4.	To review and assess the performance of the independent auditors and to approve, on behalf of the Board of Trustees, the appointment and compensation of the independent auditors. Approval by the Audit Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board of Trustees who are not ‘‘interested persons’’ of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund’s independent auditing firm; (b) discuss with the independ-

A-2

ent auditors matters bearing upon the qualifications of such auditors as ‘‘independent’’
under applicable standards of independence established from time to time by the Secu-
rities and Exchange Commission (‘‘SEC’’), the Public Company Accounting Oversight
Board and other regulatory authorities; and (c) shall secure from the independent audi-
tors the information required by Independence Standards Board Standard No. 1, Inde-
pendence Discussions with Audit Committees, as in effect from time to time. The Audit
Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independ-
ence of the independent auditors.

5.	To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund (‘‘Adviser Affiliates’’) if the engage-
ment of the independent auditors relates directly to the operations and financial report-
ing of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the ‘‘Sarbanes-Oxley
Act’’) and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.

6.	To adopt, to the extent deemed appropriate by the Audit Committee, policies and pro-
cedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Audit Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Audit Committee
(subject to subsequent reporting to the Audit Committee). The Audit Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that: (i) all rea-
sonable efforts shall be made to obtain such pre-approval from the Chairperson of the
Committee prior to seeking such pre-approval from any other member of the Committee;
and (ii) all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

7.	To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Audit Com-
mittee are identified and referred to the Audit Committee in a timely fashion.

8.	To receive at least annually and prior to the filing with the SEC of the independent auditors’ report on the Fund’s financial statements, a report from such independent audi-
tors of: (i) all critical accounting policies and practices used by the Fund (or, in con-
nection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm,
(iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected mis-
statements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report’s filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

A-3

9.	To review and discuss with the independent auditors the matters required to be com-
municated with respect to the Fund pursuant to Statement on Auditing Standards (SAS)
No. 61 ‘‘Communication With Audit Committees,’’ as in effect from time to time, and to receive such other communications or reports from the independent auditors (and man-
agement’s responses to such reports or communications) as may be required under appli-
cable listing standards of the national securities exchanges on which the Fund’s shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-
control review, or peer review, of the independent auditors, or by any inquiry or inves-
tigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent audi-
tors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Audit
Committee to resolve such disagreements.

10.	To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto.

11.	To establish hiring policies for employees or former employees of the independent audi-
tors who will serve as officers or employees of the Fund.

12.	With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) to prepare an audit committee report consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the Fund’s annual meeting of shareholders.

13.	To discuss generally the Fund’s earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance. Such discussions may include the types of information to be disclosed and the type of presentation to be made. The Audit
Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.

14.	To consider the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

15.	To review and report to the Board of Trustees with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective finan-
cial statements or the amount of their dividend or distribution rates.

16.	To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal under-
writers and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters. The Audit Committee hereby establishes the procedures set forth in Appendix A hereto with respect to such matters.

A-4

17.	To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.

18.	To review and recommend to the Board of Trustees policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board of Trustees with respect to specific fair value determinations and any pricing errors involving such portfolio securities.

19.	To act on such other matters as may be delegated to the Audit Committee by the Board of Trustees from time to time.

20.	To review the adequacy of this charter and evaluate the Audit Committee’s performance of its duties and responsibilities hereunder at least annually, and to make recommen-
dations to the Board of Trustees for any appropriate changes or other action.

21.	To report its activities to the Board of Trustees on a regular basis and make such rec-
ommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V.	Resources and Authority of the Audit Committee. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage inde-
pendent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds. The Audit Committee may determine the appropriate levels of funding for payment of compensation to such independent auditors, counsel, experts and consultants, and the ordinary administrative expenses of the Audit Commit-
tee necessary or appropriate in carrying out its duties under this charter. In fulfilling its duties under this charter, the Audit Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds’ other services providers as it deems necessary or desirable.

A-5

EXHIBIT B EATON VANCE GROUP OF FUNDS GOVERNANCE COMMITTEE CHARTER

I.	Composition of the Governance Committee. The Governance Committee of each registered investment company sponsored by Eaton Vance Management (each a ‘‘Fund’’) shall be comprised of at least three Trustees of the Board. All members of the Governance Committee shall be Trust-
ees who are not ‘‘interested persons’’ (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an ‘‘Inde-
pendent Trustee’’ and collectively, the ‘‘Independent Trustees’’). The members of the Governance
Committee shall consist of the Chairperson of the Board of Trustees and such other Independent
Trustees as may be appointed by the Board, which shall also determine the number and term of such members. A Chairperson of the Governance Committee shall be appointed by the Board of
Trustees on the recommendation of the Governance Committee.

II.	Purpose of the Governance Committee. The purpose of the Governance Committee is to con-
sider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and a Chairperson of the Board of Trustees,
and the compensation of such persons.

III.	Meetings of the Governance Committee. Meetings of the Governance Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (con-
sistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Chairperson of the Board of Trustees, the Committee or the Chairperson of the
Committee. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

IV.	Duties and Powers of the Governance Committee. To carry out its purpose, the Governance
Committee shall have the following duties and powers with respect to each Fund:

1.	To consider and adopt procedures for identifying and evaluating candidates for the posi-
tion of Independent Trustee, including the procedures to be followed by shareholders of the Fund that wish to recommend such candidates for consideration by the Gover-
nance Committee. Such procedures are set forth on Appendix A hereto.

2.	To recommend to the Board of Trustees individuals to be appointed or nominated for election as Independent Trustees.

3.	To recommend to the Board of Trustees from time to time, and in any event at least every four years, an Independent Trustee to be appointed as Chairperson of the Board of Trustees, with such duties and powers as are set forth on Appendix B hereto.

4.	To evaluate the Board of Trustees’ performance of its duties and responsibilities at least annually, which evaluation shall include consideration of the number of funds on whose boards each Trustee serves, and to make recommendations to the Board of Trustees for any appropriate action designed to enhance such performance.

5.	To review periodically the compensation of the Trustees and the Chairperson of the
Board of Trustees and to make recommendations to the Board of Trustees for any appro-
priate changes to such compensation.

B-1

6.	To review at least annually and make recommendations to the Board of Trustees with respect to the identity, responsibilities, composition and effectiveness of the various
Committees of the Board of Trustees.

7.	To review periodically the Board’s membership, structure and operation, and make rec-
ommendations to the Board of Trustees with respect to these matters, including the identity of any Trustee to be selected to serve as a Chairperson of a Committee of the
Board.

8.	To review periodically, and make recommendations with respect to, the allocation of responsibilities among the various committees established from time to time by the
Board of Trustees.

9.	To review the adequacy of this charter and evaluate the Governance Committee’s per-
formance of its duties and responsibilities hereunder, and make recommendations for any appropriate changes or other action to the Board of Trustees.

10.	To report its activities to the Board of Trustees on a regular basis and make such rec-
ommendations with respect to the above and other matters as the Governance Com-
mittee may deem necessary or appropriate.

V.	Resources and Authority of the Governance Committee. The Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage special counsel, other experts and consultants, at the expense of the Funds. The Gov-
ernance Committee may determine the appropriate levels of funding for payment of compensation to such counsel, experts and consultants, and the ordinary administrative expenses of the Gov-
ernance Committee necessary or appropriate in carrying out its duties under this charter. The
Governance Committee may also make recommendations with respect to making available edu-
cational resources to the Independent Trustees. In fulfilling its duties under this charter, the Gov-
ernance Committee shall have direct access to such officers and employees of the Funds, Eaton
Vance Management and any of its affiliated companies and the Funds’ other services providers as it deems necessary or desirable.

B-2

APPENDIX A EATON VANCE FUNDS PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trust-
ees, and shareholders of a Fund who submit recommendations in accordance with these proce-
dures. In no event shall the Governance Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Governance Com-
mittee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, - the Secretary of the Fund. The Secretary
shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of a Fund, including any candidate recommended by shareholders of the Fund, the Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background, (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and com-
mitment to attend meetings regularly and work collaboratively with other members of the Board;
(vii) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the candidate and the Fund; and (viii)
such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

B-3

APPENDIX B EATON VANCE FUNDS OFFICE OF CHAIRPERSON OF THE BOARD

I.	Independent Chairperson of the Board. The Governance Committee is empowered to recom mend an Independent Trustee for appointment by the full Board of Trustees as the Chairperson of the Board. The power and authority vested in the Chairperson and his or her status as an
Independent Trustee are intended to enhance the ability of the Trustees to promote the interests of the shareholders of the Funds. The Chairperson’s role is non-executive in nature, and the
Chairperson shall not be directly responsible for the day-to-day operation or administration of the
Funds, nor for decisions with respect to matters that would otherwise be within the purview of the Board as a whole or the Independent Trustees as a group.
II.	Duties and Powers of the Chairperson. The Chairperson of the Board shall have the following duties and powers with respect to each Fund:

1.	To preside at meetings of the Board of Trustees; and to exercise primary responsibility with respect to the agenda of such meetings, the topics discussed, the amount of time spent on each topic and the order in which topics are addressed.
2.	To serve as a member of the Governance, Special and Audit Committees of the Board of
Trustees and to serve as the Chairperson of the Special Committee of the Board.
3.	To call meetings of the Board of Trustees and of any Committee thereof on such occasions and under such circumstances as the Chairperson may deem necessary or desirable.
4.	To serve as a principal liaison with management and counsel to the Funds with respect to matters involving the Board of Trustees.
5.	To have the power and authority (but not the duty) to preside from time to time at meetings of the shareholders of the Fund, and to delegate such power and authority to other Trustees or officers of the Fund, in each case on such occasions and under such circumstances as may be deemed necessary or desirable by the Chairperson; provided, however, that in the event that the Chairperson does not preside at a meeting of share-
holders or delegate such power and authority to another Trustee or officer of the Fund, the President of the Fund or the President’s designee shall preside at such meeting.
6.	To serve as a point of contact for shareholders and other persons wishing to communicate with the Independent Trustees or the Board of Trustees.
7.	To have and exercise such duties and powers as are typically vested in a ‘‘lead’’ inde-
pendent trustee of a mutual fund.
8.	To have, exercise and perform such additional duties and powers with respect to the
Fund as from time to time may be delegated to the Chairperson by the Board of Trustees.

III.	Term of Appointment. Each appointee to the office of Chairperson of the Board shall serve in such capacity for a term of four years or until (i) such appointee’s earlier resignation or removal from such office by the Board of Trustees upon the recommendation of the Governance Commit-
tee, or (ii) such appointee ceases to be a member of the Board of Trustees.
IV.	Resources and Authority of the Chairperson. The Chairperson of the Board shall have the resources and authority appropriate to discharge the responsibilities of the office, including the authority to engage, at the expense of the Funds, such advisors, agents, clerks, employees and counsel as may be deemed necessary or desirable by the Governance Committee or the Chair-
person. The Chairperson, in consultation with the Governance Committee, may determine the appropriate levels of funding for payment of compensation to such persons. In fulfilling his or her responsibilities hereunder, the Chairperson shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds’ other service providers as he or she deems necessary or desirable.
V.	Ongoing Review by Committee. In establishing the office of the Chairperson of the Board, the
Governance Committee has sought to implement, in a timely manner, certain governance practices set forth in final rules of the Securities and Exchange Commission, in respect of which compliance is required on or before January 16, 2006. The Committee will continue to monitor the effective-
ness of the office of the Chairperson, and will make, on an ongoing basis, such further changes to the duties, powers and prerogatives of such office as it may determine are appropriate to enhance its effectiveness.

B-4

Using a black ink pen, mark your votes with an X as shown in ☒ this example. Please do not write outside the designated areas.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund Annual Meeting of Shareholders, February 29, 2008

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holder of Common Shares of beneficial interest of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund, a Massachusetts business trust (the “Fund”), hereby appoints BARBARA E. CAMPBELL, KEVIN M. CONNERTY, MAUREEN A. GEMMA and DUNCAN W. RICHARDSON, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, February 29, 2008 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Using a black ink pen, mark your votes with an X as shown in ☒ this example. Please do not write outside the designated areas.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

A Election of Five Trustees

1. Election of Trustees:

Nominee	For	Withhold
01 - Benjamin C. Esty	☐	☐
02 - Thomas E. Faust Jr.	☐	☐
03 - Allen R. Freedman	☐	☐
04 - Heidi L. Steiger	☐	☐
05 - Lynn A. Stout	☐	☐

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B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.

/ /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

5 0 D V 0 1 5 6 4 7 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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<STOCK#> 00T96C

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- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund Annual Meeting of Shareholders, February 29, 2008

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund, a Massachusetts business trust (the “Fund”), hereby appoints BARBARA E. CAMPBELL, KEVIN M. CONNERTY, MAUREEN A. GEMMA and DUNCAN W. RICHARDSON, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, February 29, 2008 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE